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                                                                   Exhibit 10.42

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of this __ day of August, 2005 by and among CombinatoRx, Incorporated, a Delaware corporation (the "COMPANY") and BioMedical Sciences Investment Fund Pte Ltd (the "INVESTOR").

                                   AGREEMENT:

     WHEREAS, the parties desire to enter into this Agreement in connection with the issuance and sale of shares of the Series A Preference Stock, $0.001 par value per share (the "PREFERRED STOCK") and certain secured Notes (the "NOTES") of CombinatoRx (Singapore) Pte Ltd (the "SUBSIDIARY") to the Investor pursuant to a Subscription and Shareholders Agreement by and among the Subsidiary, the Investor and the Company dated as of even date herewith (the "SSA");

     WHEREAS, the SSA provides for the possible conversion of the Preferred Stock and the Notes into Common Stock of the Company.

     WHEREAS, the Investor desires to be granted the rights created herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  DEFINITIONS.

         1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following respective meanings:

     "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the laws of the United States or the State of New York.

     "COMMON STOCK" means the Company's common stock, $0.001 par value per share.

     "ELIGIBLE FILING DATE" shall have the meaning set forth in Section 2.1.

     "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC issued under such act, as they each may, from time to time, be in effect.

     "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration statement under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

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     "PERSON" or "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "PROSPECTUS" shall have the meaning set forth in Section 2.1(b).

     "REGISTRABLE SECURITIES" means any Common Stock acquired by the Investor pursuant to the terms of the SSA.

     "REGISTRATION STATEMENT" shall have the meaning set forth in Section
2.1(a).

     "REGISTRATION PERIOD" shall have the meaning set forth in Section 2.1(a).

     "SEC" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Securities Act" means the United States Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC issued under such act, as they each may, from time to time, be in effect.

     "SUSPENSION" shall have the meaning set forth in Section 3.3.

     "SUSPENSION NOTICE" shall have the meaning set forth in Section 3.3.

         1.2   CONSTRUCTION. Unless the context otherwise requires

             (1) a term has the meaning assigned to it;

             (2) "or" is not exclusive;

             (3) words in the singular include the plural, and words in the plural include the singular; and

             (4) "herein," "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

     2.  REGISTRATION RIGHTS.

         2.1 The Company shall, as promptly as possible upon receipt by the Investor of Registrable Securities and after twelve (12) months after the effective date of the first registration statement filed by the Company for an underwritten public offering of securities of the Company (the "ELIGIBLE FILING DATE"):

               (A) prepare and file with the SEC (which filing shall in no event occur more than ten (10) days after the Eligible Filing Date) a registration statement on Form S-3 (the "REGISTRATION STATEMENT"), to enable the resale of the Registrable Securities by the Investor from time to time and use all commercially reasonable

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         efforts to cause such Registration Statement to be declared effective as promptly as possible after filing, but in any event, within ninety
         (90) days following the such filing or, in the event of a review of the Registration Statement by the SEC, within one hundred twenty (120) days following such filing (such date as is applicable the "Required Registration Date"), and to remain continuously effective until the earlier of (1) the second anniversary of the effective date of the Registration Statement (subject to Section 3.6 hereof), (2) the date on which all Registrable Securities have been sold thereunder or (3) the date on which the Registrable Securities can be sold by nonaffiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act (the "REGISTRATION PERIOD"). In the event the Registration Statement cannot be kept effective for such period, the Company shall use commercially reasonable efforts to prepare and file with the SEC and have declared effective as promptly as possible another registration statement on the same terms as the initial Registration Statement and such registration statement shall be considered the Registration Statement for the purposes hereof. In the event that the Company does not meet the requirements for the use of Form S-3, the Company shall use such other form as is available for such a registration, and shall convert such other form to Form S-3, or file a replacement registration statement on Form S-3, as promptly as practicable after the first date on which it meets such requirements;

               (B) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus included in the Registration Statement (the "PROSPECTUS", as amended or supplemented by any prospectus supplement and by all other amendments thereto and all material incorporated by reference in such Prospectus) used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement at all times until the end of the Registration Period;

               (C) furnish to the Investor with respect to the Registrable Securities registered under the Registration Statement such reasonable number of copies of such Registration Statement and any Prospectus in conformity with the requirements of the Securities Act, each amendment and supplement thereto and any documents incorporated by reference therein and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities (and the Company hereby consents to the Investor's use of the Prospectus in such sale or other disposition);

               (D) use its commercially reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws is such jurisdictions as are specified in writing by the Investor; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Registration Period and take any other action that may be reasonably necessary to enable the Investor to consummate the disposition in such jurisdiction of the Registrable Securities; provided, however, that the

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         Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (E) take all such action as is required of it to cause the Registrable Securities to be listed on the national securities exchange or automated quotation system on which the Common Stock is then traded;

               (F) promptly notify the Investor in writing (i) when the Registration Statement, a Prospectus or any supplement or amendment to either of them has been filed and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has been declared effective and (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose;

               (G) promptly notify the Investor in writing of the existence of any fact or the happening of any event, during the Registration Period (but not as to the substance of any such fact or event), that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading (PROVIDED, HOWEVER, that no notice by the Company shall be required pursuant to this subsection (g) in the event that the Company either contemporaneously files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such material event that results in such Registration Statement no longer containing any such untrue or misleading statements), provided, however, that the Company shall be under no obligation to file such prospectus supplement, Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement to update the Prospectus if in the good faith judgment of the Company's Board of Directors it would be seriously detrimental to the Company and its stockholders for such supplement, Form 8-K or other report to be filed. After any notice provided to Investor pursuant to this subsection (g) during the Registration Period, the Company may require the Investor to discontinue disposition of any Registrable Securities until advised in writing by the Company that the use of the Prospectus may be resumed, and if applicable, the Investor is provided with a supplemented or amended Prospectus as contemplated by this subsection (g);

               (H) furnish to the Investor upon written request, from the date of this Agreement until the end of the Registration Period, one copy of its periodic reports filed with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder

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               (I) cooperate with the Investor to facilitate the timely
         preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as the Investor may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates

               (J) provide a transfer agent and registrar for all Registrable Securities registered hereunder and provide a CUSIP number for the Registrable Securities included in any Registration Statement not later than the effective date of such Registration Statement

               (K) cooperate with the Investor and its counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

               (L) promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

               (M) following the effectiveness of such Registration Statement, notify the Investor promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information

               (N) prepare and file with the SEC promptly any amendments or supplements to such Registration Statement or Prospectus which, in the reasonable opinion of counsel for the Company, is required in connection with the distribution of the Registrable Securities

               (O) advise the Investor, promptly after the Company shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

               (P) bear all expenses in connection with the procedures described in paragraphs (a) through (o) of this Section 2.1 and the registration of the Registrable Securities pursuant to the Registration Statement other than fees and expenses, if any, of legal counsel or other advisers to the Investor or underwriting discounts, brokerage fees and commissions incurred by the Investor, if any.

         2.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to Registrable Securities held by the Investor that:

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               (A) the Investor shall timely furnish to the Company a completed
         Registration Statement questionnaire on or before the Eligible Filing Date and such other written information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall reasonably be required to effect the registration of the Registrable Securities and as shall be reasonably be requested by the Company in advance or from time to time; and

               (B) the Investor is unable otherwise to sell in a single transaction the Registrable Securities eligible to be sold pursuant to the limitations set forth in the SSA without registration of such Registrable Securities. For purposes of this Section 2.2, the sale of Registrable Securities without registration shall mean that the Registrable Securities may be sold by the Investor pursuant to Regulation S or Rule 144 under the Securities Act or any other applicable provisions of the Securities Act pursuant to which the subsequent sale by the purchaser of such securities would not be subject to registration. In the event of a disagreement as to the salability of the Registrable Securities without registration as described in this Section 2.2(b), or as to the salability of the Registrable Securities by nonaffiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act as described in Section 2.1(a), the Company shall be entitled to rely on the opinion of Ropes & Gray LLP or any other recognized United States securities law counsel, provided, however, that if, in the opinion of Skadden, Arps, Slate, Meagher & Flom or other recognized United States securities law counsel to the Investor such Registrable Securities are not so salable without registration, the Parties shall resolve such dispute on the basis of a legal opinion of a mutually acceptable recognized United States securities law counsel.

         2.3 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. The Company acknowledges and agrees that the Company will not grant or allow any other Persons any registration rights with respect to any securities of the Company which (i) impair the rights of the Investor to exercise its rights under this Agreement, or (ii) conflict with or violate the provisions of this Agreement.

         2.4 In addition to any other remedies available to the Investor under this Agreement or at law or equity, if no Registration Statement has been declared effective by the Required Registration Date or such Registration Statement is not available with respect to all Registrable Securities at any time on or after the Required Registration Date and during the Registration Period (except during a Suspension permitted by Section 3.2 or 3.3) the Company shall cause to be wire transferred to an account specified by the Investor on the last Business Day of each month an amount, in immediately available United States funds, equal to:

                                     1/20% x ND x MV

                           Where:

                               ND = the number of business days in such month that the Registration Statement has not been declared effective by the Required Registration Date or such Registration Statement is

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                                     not available (each such day a
                                     "Shortfall Day") with respect to
                                     Registrable Securities that may not
                                     otherwise be sold by the Investor
                                     immediately pursuant to Rule 144 without compliance with the registration requirements of the Securities Act after giving effect to any limitations on the Investor's ability to sell Registrable Securities imposed by the SSA ("Non-Rule 144 Stock"); and

                               MV =  the average closing price of a single
                                     share of Common Stock on the Shortfall Days in such month multiplied by the average number of shares of Non-Rule 144 Stock issued and outstanding on each of the days included in "ND" above.

     3.  TRANSFER OF REGISTRABLE SECURITIES AFTER REGISTRATION; SUSPENSION.

         3.1 The Investor agrees that it will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Securities that would constitute a sale within the meaning of the Securities Act except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption therefrom.

         3.2   In addition to any suspension rights under Section 3.3 below, if
(i) an event has occurred and is continuing as a result of which any such Registration Statement or Prospectus would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) if the Company notifies the Investor that any filing of any Registration Statement pursuant to this Agreement, any filing of any amendment thereto, any furnishing of any supplement to a Prospectus included in a Registration Statement pursuant to Section 2.1(g) hereof, any other filing with the SEC, the effectiveness of any Registration Statement or other filing with the SEC, or any similar action would, in the good faith judgment of outside counsel to the Company, require the disclosure of material non-public information which the Company has a bona fide business purpose for preserving as confidential and which the Company would not otherwise be required to disclose, then the Company may, on not more than two (2) non-consecutive occasions for not more than thirty (30) days on each such occasion, (x) refrain from filing any Registration Statement pursuant to this Agreement, filing any amendment thereto, furnishing any supplement to a Prospectus included in a Registration Statement pursuant to Section 2.1(g) hereof, making any other filing with the SEC otherwise required by this Agreement, causing the effectiveness of any Registration Statement or other filing with the SEC, or taking any similar action and (y) suspend use of the Prospectus, on written notice to the Investor (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), in which case the Investor shall discontinue disposition of Registrable Securities covered by the Registration Statement or Prospectus until copies of a supplemented or amended Prospectus are distributed to the Investor or until the Investor are advised in writing by the Company that sales of Registrable Securities under the applicable Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. The suspension and notice thereof

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described in clause (y) of this Section 3.2 shall be held in strictest confidence and shall not be disclosed by the Investor.

         3.3 Subject to Section 3.4 below, in the event of: (1) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information,
(2) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) the receipt by the Company of any notification suspending the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (4) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, the Investor will discontinue disposition of Registrable Securities covered by to the Registration Statement or Prospectus (a "SUSPENSION") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until the Investor are advised in writing by the Company that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Investor.

         3.4 Provided that a suspension is not then in effect, the Investor may sell Registrable Securities under the Registration Statement, provided that the selling Investor arranges for delivery of a current Prospectus to the transferee of such Registrable Securities to the extent such delivery is required by applicable law.

         3.5 In the event of a sale of Registrable Securities by the Investor, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a certificate of subsequent sale reasonably satisfactory to the Company, so that ownership of the Registrable Securities may be properly transferred. The Company will cooperate to facilitate the timely preparation and delivery of certificates (unless otherwise required by applicable law) representing Registrable Securities sold.

         3.6 For the purpose of determining the Registration Period pursuant to Section 2.1, the occurrence of any Suspension pursuant to Section 3.3 or the non-effectiveness of the Registration Statement during any period during which such effectiveness is required pursuant to

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the terms of Section 2.1(a) shall cause the second anniversary of the effective date of the Registration Statement to be deemed extended by a number of days equivalent to the duration of any Suspension or the number of days of such non-effectiveness.

     4.  INDEMNIFICATION.

         For the purpose of this Section 4, the term "REGISTRATION STATEMENT" shall include any preliminary or final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 2, together with any document incorporated by reference into any of the same.

         4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each of the Investor, and each of its employees, advisors, agents, representatives, partners, officers and directors, and each person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (all such persons together, the "Investor Indemnitees"), to the fullest extent permitted by law, against any and all losses, claims, damages, liabilities or expenses, joint or several, to which the Investor or such controlling person may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld) (including, without limitation, attorneys' fees and disbursements), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of, are based upon, relate to or result from any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of, are based upon, relate to or result from the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse the Investor Indemnitees for any reasonable legal and other expenses as such reasonable expenses are incurred by the Investor Indemnitees in connection with investigating, defending (or preparing to defend), settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of, is based upon, relates to or results from (1) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment to or supplement of the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Investor expressly for use in the Registration Statement or the Prospectus,
(2) the failure of the Investor to comply with the covenants and agreements contained in this Agreement respecting sale of the Registrable Securities, or
(3) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor before the pertinent sale or sales by the Investor.

         4.2 INDEMNIFICATION BY THE INVESTOR. The Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the

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Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, its directors, its officers who signed the Registration Statement and any controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Investor, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of, are based upon, relate to or result from any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of, are based upon, relate to or result from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, solely in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, and the Investor will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement, and any controlling persons for any reasonable legal and other expense incurred by the Company, its directors, its officers who signed the Registration Statement, and any controlling persons, in connection with investigating, defending (or preparing to defend), settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Investor shall not be liable for any such untrue statement or alleged untrue statement or omission or alleged omission with respect to which the Investor has delivered to the Company in writing a correction before the occurrence of the event from which such loss was incurred. Notwithstanding the provisions of this Section 4.2, the Investor shall not be liable for any indemnification obligation under this Agreement in excess of the aggregate amount of net proceeds received by the Investor from the sale of the Registrable Securities pursuant to the Registration Statement.

         4.3 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this Section 4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 4, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 4 or otherwise, to the extent it is not prejudiced as a result of such failure. The reasonable fees and expenses of counsel for the indemnified party shall be at the expense of the indemnifying party.

     5.  RULE 144 INFORMATION.

         5.1 Until the expiration of the Registration Period, the Company shall (i) make and keep public information available, as those terms are defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act; (ii) file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder; (iii) furnish to Investor, so long as Investor owns any

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Registrable Securities, upon request by Investor, (a) a written statement by the
Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and (c) such other publicly available reports and documents of the Company and other publicly available information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration; and (iv) take such further action to the extent required to enable the Investor to sell the Registrable Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

     6.  REPRESENTATIONS AND WARRANTIES

         6.1 CERTAIN REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor represents and warrants to the Company as of the date hereof as follows:

               (A) BINDING AGREEMENT. The Investor has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Investor has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (B) NO CONFLICT. Neither the execution and delivery of this Agreement by the Investor, nor the performance by the Investor of its obligations hereunder will, (i) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws and the rules and regulations thereunder, any "blue sky" or other state securities laws or as would not reasonably be expected to prevent or materially delay or otherwise impair the Investor's ability to perform its obligations hereunder) with, or notification to, any governmental entity, (ii) result in a violation of, or default under, or conflict with any provision of its certificate of incorporation, bylaws, partnership agreement, limited liability company agreement or similar organizational documents, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, trust, agreement, instrument, commitment, arrangement or understanding applicable to the Investor or its Registrable Securities, or result in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to any of the Investor's Registrable Securities, except, in the case of clause (iii), as would not prevent or materially delay or otherwise materially impair the Investor's ability to perform its obligations hereunder, (iv) require any consent, authorization or approval of any person other than a governmental entity, except, in the case of clause
         (iv), as would not reasonably be expected to prevent, materially delay or otherwise materially impair the Investor's ability to perform its obligations

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         hereunder or (v) violate or conflict with any order, writ, injunction, decree, rule, regulation or law applicable to the Investor or its Registrable Securities.

         6.2 CERTAIN REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor as of the date hereof as follows:

               (A) BINDING AGREEMENT. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. The Company has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (B) NO CONFLICT. Neither the execution and delivery by the Company of this Agreement, nor the performance by the Company of its obligations hereunder will, (i) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws and the rules and regulations thereunder, any "blue sky" or other state securities laws or as would not reasonably be expected to prevent or materially delay or otherwise impair the Company's ability to perform its obligations hereunder) with, or notification to, any governmental entity, (ii) result in a violation of, or default under, or conflict with any provision of its Certificate of Incorporation or Bylaws, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, trust, agreement, instrument, commitment, arrangement or understanding applicable to the Company, except, in the case of clause (iii), as would not prevent or materially delay or otherwise materially impair the Company's ability to perform its obligations hereunder, (iv) require any consent, authorization or approval of any person other than a governmental entity, except, in the case of clause (iv), as would not reasonably be expected to prevent, materially delay or otherwise materially impair the Company's ability to perform its obligations hereunder or (v) violate or conflict with any order, writ, injunction, decree, rule, regulation or law applicable to the Company.

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     7.  MISCELLANEOUS.

         7.1 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives. To the extent any assignee of any of the Investor's rights under the SSA is also an owner of Registrable Securities, such assignee shall have the same rights and responsibilities hereunder with respect to such Registrable Securities as the Investor has hereunder with respect to the Registrable Securities and any reference to "the Investor" in this Agreement shall also be deemed to include any such assignee.

         7.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the principles of conflicts of law.

         7.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

         7.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.5 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered three business days after being sent via a reputable international courier service guaranteeing three business day delivery, in each case to the intended recipient as set forth below:

               (A) If to the Company, at 650 Albany Street, Boston, MA 02118,
         Attention: Chief Financial Officer, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Ropes & Gray LLP, One International Place, Boston, MA 02110, Attention: Geoffrey Davis, Esq.; or

               (B) If to the Investor, at 20 Biopolis Way, #09-01 Centros, Singapore 138668, Attention: Chief Executive Officer, Chu Swee Yeok, or at such other address as may have been furnished in writing by the Investor, with copies to each of Skadden, Arps, Slate, Meagher & Flom LLP, 30/F Tower Two, Lippo Centre, 89 Queensway, Central, Hong Kong,
         Attention: Alec P. Tracy and Allen & Gledhill, One Marina Boulevard #28-00, Singapore 018989, Attention: Tan Su May.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this
Section 7.5.

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         7.6   ATTORNEY'S FEES. In the event that any suit or action is
instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all reasonable fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         7.7 AMENDMENTS OR WAIVER. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or specifically and either retroactively or prospectively), only by an instrument in writing executed by the Company and the Investor.

         7.8 SEVERABILITY. In the event that one or more of the provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.9 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the subject matters hereof.

         7.10 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereunder at law or in equity or otherwise.

         7.11 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights
Agreement as of the date first above written.

THE COMPANY:                                  THE INVESTOR:

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